UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 10, 2006 (July 3, 2006)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices) (Zip Code)

(205) 268-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 3, 2006, Protective Life Insurance Company (“Protective Life”), a wholly-owned subsidiary of Protective Life Corporation (“PLC, “we”, “us” or “our”) completed the acquisition contemplated by the stock purchase agreement previously reported in our Current Report on Form 8-K dated February 13, 2006. Pursuant to that agreement with JPMorgan Chase & Co. (“JPMC”) and two of its wholly-owned subsidiaries (collectively, the “Sellers”), Protective Life and its subsidiary West Coast Life Insurance Company purchased from the Sellers the Chase Insurance Group, which consists of five insurance companies that manufacture and distribute traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the “Acquired Companies”). The aggregate purchase price for the Acquired Companies was $1.172 billion which was reduced by $272 million in pre-closing dividends paid to the Sellers by the Acquired Companies. The purchase price is subject to post-closing adjustment payments from the Sellers or Protective Life, as the case may be, to reflect the final adjusted book value of the Acquired Companies. This description of the stock purchase agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K dated February 13, 2006 and is incorporated herein by reference.

Immediately after the closing of the acquisition, certain of the Acquired Companies entered into agreements with Allmerica Financial Life Insurance and Annuity Company (“AFLIAC”) and Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the “Wilton Re Group”), whereby AFLIAC reinsured 100% of the variable annuity business of the Acquired Companies and the Wilton Re Group reinsured approximately 42% of the other insurance business of the Acquired Companies. The aggregate ceding commissions received by the Acquired Companies from these transactions was $319.8 million, which is approximately $231.7 million on an after tax basis.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial Statements of Business Acquired.

The Unaudited Combined Financial Statements of the Acquired Companies for the quarter ended March 31, 2006 and the Audited Combined Financial Statements of the Acquired Companies for the years ended December 31, 2005 and 2004 and the six months ended June 30, 2004, were filed as Exhibit 99.1 to our Current Report on Form 8-K dated June 26, 2006 and are incorporated in this Current Report by reference.

(b)         Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Financial Information of Protective Life, giving effect to the acquisition of the Acquired Companies, as of the dates and for the periods therein specified, were filed as Exhibit 99.2 to our Current Report on Form 8-K dated June 26, 2006, and are incorporated in this Current Report by reference.

(d)         Exhibits.

Exhibit No.	Description

2.01

Stock Purchase Agreement Among Banc One Insurance Holdings, Inc., CBD Holdings Ltd., JPMorgan Chase & Co. and Protective Life Insurance Company dated as of February 7, 2006, incorporated by reference to Exhibit 2.01 of PLC’s Current Report on Form 8-K dated February 13, 2006.

23	Consent of PricewaterhouseCoopers LLP, incorporated by reference to Exhibit 23.1 to PLC’s Current Report on Form 8-K dated June 26, 2006.

99.1	Combined Financial Statements of the Acquired Companies, incorporated by reference to Exhibit 99.1 to PLC’s Current Report on Form 8-K dated June 26, 2006.

99.2	Unaudited Pro Forma Financial Information, incorporated by reference to Exhibit 99.2 to PLC’s Current Report on Form 8-K dated June 26, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Corporation

By:	/s/ STEVEN G. WALKER
	Name:	Steven G. Walker
	Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: July 10, 2006